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                                                                 EXHIBIT 10

                                  AVNET, INC.
                             1999 STOCK OPTION PLAN

                                   ARTICLE I

                              PURPOSE OF THE PLAN

     The Avnet, Inc. 1999 Stock Option Plan is intended to advance the interests of the Company by assisting Avnet and its Subsidiaries in attracting high caliber persons to serve as Eligible Employees and Non-Employee Directors, and in inducing such persons to remain as Eligible Employees and Non-Employee Directors, by virtue of the additional incentive to promote the Company's success which results from the possession of options to purchase shares of Avnet's Common Stock.

                                   ARTICLE II

                                  DEFINITIONS

     The following words and phrases used herein shall, unless the context otherwise indicates, have the following meanings:

     1.  "Avnet" shall mean Avnet, Inc.

     2. "Board of Directors" and "Director" shall mean, respectively, the Board of Directors of Avnet and any member thereof.

     3. "Committee" shall mean the Executive Incentive and Compensation Committee of the Board of Directors, which Committee shall consist of three or more Non-Employee Directors appointed by the Board of Directors.

     4.  "Company" shall mean Avnet and all its Subsidiaries.

     5. "Eligible Employee" shall mean any regular full-time employee of Avnet or of any of its Subsidiaries (including any Director who is also such regular full-time employee), and may include, in appropriate circumstances relating to the granting of Options and Stock Appreciation Rights hereunder, any person who is under consideration for employment by the Company and any person employed by a business which is then to be acquired by Avnet. The term "Eligible Employees" shall also include any person employed or retained by Avnet or any of its Subsidiaries to render services as a consultant or advisor other than services in connection with the offer or sale of securities in capital-raising transaction or services that directly or indirectly promote or maintain a market for Avnet's securities.

     6. "Fair Market Value" when used with respect to a particular date, shall mean the average of the high and low sale prices (as reported for New York Stock Exchange Composite Transactions) at which shares of the Stock shall have been sold on such date or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported.

     7. "Non-Employee Director" shall mean a Director who is not an Eligible Employee.

     8. "Option" shall mean any option granted or held pursuant to the provisions of this Plan.

     9. "Option Agreement" shall mean the agreement evidencing any Option granted hereunder, including any addendum thereto relating to Stock Appreciation Rights, which agreement shall be in such form as prescribed or approved by the Committee (in the case of an Option Agreement with an Eligible Employee) or by the Board of Directors (in the case of an Option Agreement with a Non-Employee Director).

     10. "Optionee" shall mean any person who at the time in question holds any Option which then remains unexercised in whole or in part, has not been surrendered for complete termination and has not expired or terminated, and shall include any Successor Optionee.
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     11. "Plan" shall mean the Avnet, Inc. 1999 Stock Option Plan, as set forth herein and as amended from time to time.

     12. "Stock" shall, subject to the anti-dilution provisions set forth in
Article VIII hereof, mean the Common Stock of Avnet, as presently constituted.

     13. "Stock Appreciation Right" or "SAR" shall mean any right granted under this Plan which entitles an Optionee to receive (a) shares of Stock having a Fair Market Value at the date of exercise of such SAR, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Stock for which such SAR is being exercised. An SAR may be granted by the Committee with respect to any Option simultaneously or previously granted under this Plan to an Eligible Employee, and an SAR may be granted by the Board of Directors with respect to any Option simultaneously or previously granted under this Plan to a Non-Employee Director; and, when granted, may be granted by the Committee or the Board of Directors upon such terms and subject to such conditions as the Committee or the Board of Directors may in its discretion prescribe or approve; provided that an SAR shall only be exercisable by the Optionee to whom such SAR was initially granted.

     14. "Subsidiary" shall mean any corporation 51% of the total combined voting power of all classes of capital stock of which shall at the time in question be owned by Avnet and/or any of its subsidiaries.

     15. "Successor Optionee" shall mean any person who, under the provisions of
Article V hereof, shall have acquired from an Optionee the right to exercise any Option.

                                  ARTICLE III

                          SHARES RESERVED FOR THE PLAN

     1. Subject to the anti-dilution provisions set forth in Article VIII hereof, the maximum number of shares of Stock which may be delivered by Avnet pursuant to the exercise of Options and/or Stock Appreciation Rights shall be 2,000,000. At no time shall there be outstanding Options for the purchase of more than 2,000,000 shares of Stock (subject to said anti-dilution provisions) less the aggregate of the number of shares of Stock previously delivered pursuant to the exercise of Options and the number of shares of Stock previously covered by Options terminated upon surrender in connection with the exercise of Stock Appreciation Rights.

     2. The shares of Stock subject to Options and Stock Appreciation Rights may consist of authorized but unissued shares of Stock and/or shares of Stock held in the treasury of Avnet.

     3. If any Option shall be surrendered and terminated or for any other reason shall terminate or expire, whether in whole or in part (except for terminations in connection with exercises of Stock Appreciation Rights), the number of shares of Stock covered by such Option immediately prior to such termination or expiration shall thereupon be added to the number of shares of Stock otherwise available for further grants of Options and Stock Appreciation Rights hereunder.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     1. This Plan shall be administered by the Committee with respect to Options and SARs granted to Eligible Employees, and shall be administered by the Board of Directors with respect to Options and SARs granted to Non-Employee Directors. The Committee and the Board of Directors each shall have full and exclusive power to construe and interpret the Plan, and to establish and amend rules and regulations for the administration of the Plan, in connection with Options and SARs granted to the persons within their respective spheres of administrative responsibility as provided in the preceding sentence.



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     2.  In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Committee shall have plenary authority (subject to the provisions of Articles II, III, V and VI hereof) in its discretion to determine the time or times at which Options and/or Stock Appreciation Rights shall be granted to Eligible Employees, the Eligible Employees to whom Options and/or Stock Appreciation Rights shall be granted, the number of shares of Stock to be covered by each such Option and/or Stock Appreciation Right, and (to the extent not inconsistent with the provisions of this Plan) the terms and conditions upon which each such Option and/or Stock Appreciation Right may be exercised. The granting of Options and/or Stock Appreciation Rights by the Committee shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Option Agreement with an Eligible Employee shall similarly be within the discretion of the Committee; and nothing in this Plan shall be deemed to give any Eligible Employee any right to receive Options and/or Stock Appreciation Rights. Without limiting the generality of the foregoing, the Committee, in its discretion, may grant Options to any Eligible Employee upon such terms and conditions as may be necessary for such Options to qualify as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

     2a. In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Board of Directors shall have plenary authority (subject to the provisions of Articles II, III, V and VI hereof) in its discretion to determine the time or times at which Options and/or Stock Appreciation Rights shall be granted to Non-Employee Directors, the Non-Employee Directors to whom Options and/or Stock Appreciation Rights shall be granted, the number of shares of Stock to be covered by each such Option and/or Stock Appreciation Right, and (to the extent not inconsistent with the provisions of this Plan) the terms and conditions upon which each such Option and/or Stock Appreciation Right may be exercised; provided that the members of the Committee shall abstain from participating in any action taken by the Board of Directors with respect to Options and/or Stock Appreciation Rights granted or to be granted to any such members. The granting of Options and/or Stock Appreciation Rights by the Board of Directors shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Option Agreement with a Non-Employee Director shall similarly be within the discretion of the Board of Directors; and nothing in this Plan shall be deemed to give any Non-Employee Director any right to receive Options and/or Stock Appreciation Rights.

     3. The Committee is also specifically authorized, in the event of a public solicitation, by any person, firm or corporation other than Avnet, of tenders of 50% or more of the then outstanding Stock (known conventionally as a "tender offer"), to accelerate exercisability of any or all Options and any or all of the related Stock Appreciation Rights held by Optionees then employed as an Eligible Employee, so that such Options and Stock Appreciation Rights will immediately become exercisable in full; provided that such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer", whereupon such Options and related Stock Appreciation Rights will be (and continue thereafter to be) exercisable only to the extent that they would have been exercisable if no such acceleration of exercisability had been authorized.

     3a. The Board of Directors is also specifically authorized, in the event of a tender offer, by any person, firm or corporation other than Avnet, for 50% or more of the then outstanding Stock, to accelerate exercisability of any or all Options and any or all of the related Stock Appreciation Rights held by Optionees then serving as Non-Employee Directors, so that such Options and/or Stock Appreciation Rights will immediately become exercisable in full; provided that such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer," whereupon such Options and related Stock Appreciation Rights will be (and continue thereafter to be) exercisable only to the extent they would have been exercisable if no such acceleration of exercisability had been authorized.

     4. A majority of the members of the Committee (but not less than two) shall constitute a quorum, and all acts, decisions or determinations of the Committee shall be by majority vote of such of its members as shall be present at a meeting duly held at which a quorum is so present. Any act, decision, or determination of the Committee reduced to writing and signed by a majority of its members (but not less than two) shall be fully effective as if it had been made, taken or done by vote of such majority at a meeting duly called and held.

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     5. The Committee shall deliver a report to the Board of Directors with reasonable promptness following the taking of any action(s) in the administration of this Plan, which report shall set forth in full the action(s) so taken. The Committee shall also file such other reports and make such other information available as may from time to time be prescribed by the Board of Directors.

                                   ARTICLE V

                       AWARD AND MODIFICATION OF OPTIONS

     1. Options may be granted by the Committee to Eligible Employees, and may be granted by the Board of Directors to Non-Employee Directors, from time to time in their discretion prior to November 21, 2009 or the earlier termination of the Plan as provided in Article IX.

     2. During the period when any Option granted by the Committee to an Eligible Employee is outstanding, the Committee may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of such Option, including the purchase price, with respect to the unexercised portion thereof. During the period when any Option granted by the Board of Directors to a Non-Employee Director is outstanding, the Board of Directors may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of the Option, including the purchase price, with respect to the unexercised portion thereof.

     3. The price per share at which Stock subject to any Option may be purchased shall be determined by the Committee (in the case of any Option granted to an Eligible Employee) or by the Board of Directors (in the case of any Option granted to a Non-Employee Director) at the time such Option is granted, but shall be no less than 85% of the Fair Market Value of the Stock at the date of the granting thereof; provided, however, (i) that the purchase price per share of Stock shall in no event be less than the par value per share of the Stock and (ii) Options whose purchase price per share on exercise is less than 100% of the Fair Market Value at the date of the granting thereof may be granted only in lieu of a reasonable amount of cash compensation.

     4. The term of each Option granted under the Plan shall be such period of time as the Committee (in the case of an Option granted to an Eligible Employee) or the Board of Directors (in the case of an Option granted to a Non-Employee Director) shall determine but in no event shall an Option be exercisable after the day prior to the tenth anniversary of the granting thereof. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the applicable Option Agreement, each Option granted under the Plan shall expire at the end of its term. Notwithstanding any other provision in this Plan to the contrary, no Option granted hereunder may be exercised after the expiration of its term.

     5. Each Option granted under the Plan shall become exercisable, in whole or in part, at such time or times during its term as the Option Agreement evidencing the grant of such Option shall specify; provided, however, that the exercisability of any Option may be accelerated in whole or in part, at any time, by the Committee (in the case of an Option granted to an Eligible Employee) or by the Board of Directors (in the case of an Option granted to a Non-Employee Director). Each option granted under the Plan that has become exercisable pursuant to the preceding sentence shall remain exercisable thereafter for such period of time prior to the expiration of its term (including during any period subsequent to the Optionee's termination of employment with the Company for any reason, if the Optionee is an Eligible Employee, or subsequent to the Optionee's ceasing to be a Director for any reason, if the Optionee is a Non-Employee Director) as the Option Agreement evidencing the grant of such Option shall provide. An Option may be exercised, at any time or from time to time during its term, as to any or all shares as to which the Option has become and remains exercisable.

     6. The aggregate number of shares of Stock with respect to which Options may be granted hereunder to any Optionee in any calendar year may not exceed 350,000.

     7. Except as may otherwise be provided in the Option Agreement evidencing the grant of any Option hereunder, the Option is so granted shall not be assignable or transferable by the Optionee other than by will or

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the laws of descent and distribution upon the death of such Optionee, nor shall any Option be exercisable during the lifetime of the Optionee except by such Optionee.

                                   ARTICLE VI

                           STOCK APPRECIATION RIGHTS


     1. Stock Appreciation Rights may be granted to Eligible Employees in the discretion of the Committee and to Non-Employee Directors in the discretion of the Board of Directors, upon such terms and conditions as the Committee or the Board of Directors may prescribe. Each SAR shall be granted in connection with and shall relate to all or part of a specific Option simultaneously or previously granted under the Plan. In the discretion of the Committee or the Board of Directors, an SAR may be granted at any time prior to the exercise, expiration or termination of the Option related thereto, and may be modified at any time the related Option is modified.


     2. Upon exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive (a) shares of Stock having a Fair Market Value at the date of exercise, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Avnet's Common Stock for which such SAR is being exercised.

     3. Each Stock Appreciation Right granted to an Eligible Employee shall be exercisable on such dates or during such periods as may be determined by the Committee, and each Stock Appreciation Right granted to a Non-Employee Director shall be exercisable on such dates or during such periods as may be determined by the Board of Directors, provided that no SAR shall be exercisable at a time when the Option related thereto could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such Option could then be exercised.


     4. A Stock Appreciation Right may be exercised only upon surrender by the Optionee, for termination, of the portion of the related Option, which is then exercisable to purchase the number of shares for which the Stock Appreciation Right is being exercised. Shares covered by the terminated Option or portion thereof shall not be available for further grants of Options under the Plan.


     5. The Committee may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Eligible Employees, and the Board of Directors may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Non-Employee Directors, which conditions may include a condition that any particular SARs or any class of SARs may only be exercised in accordance with rules adopted by the Committee or the Board of Directors, as appropriate, from time to time. Such rules may govern the right to exercise SARs granted prior to the adoption or amendment of such rules as well as SARs granted thereafter.


     6. The Committee or the Board of Directors may at any time amend, terminate or suspend any Stock Appreciation Right theretofore granted by it under this Plan, provided that the terms of any SAR after any amendment shall conform to the provisions of the Plan. Each SAR shall terminate and cease to be exercisable upon the termination (other than a termination required in connection with exercise of the SAR) or expiration of the Option related thereto.


                                  ARTICLE VII

                        ADDITIONAL TERMS AND PROVISIONS


     1. The Committee or the Board of Directors shall, promptly after the granting of any Option or Stock Appreciation Right or the modification of any outstanding Option or SAR, cause such Optionee to be notified of such action and shall cause Avnet to deliver to such Optionee an Option Agreement (which Option Agreement shall be signed on behalf of Avnet by an officer of Avnet with appropriate authorization therefor)

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evidencing the Option so granted or modified and the terms and conditions thereof and including (when appropriate) an addendum evidencing the SAR so granted or modified and the terms and conditions thereof.

     2. The date on which the Committee or the Board of Directors approves the granting of any Option or Stock Appreciation Right, or approves the modification of any outstanding Option or SAR, shall be deemed the date on which such Option or SAR is granted or modified, regardless of the date on which the Option Agreement evidencing the same is executed.

     3. To the extent that any Option or Stock Appreciation Right shall have become exercisable as provided in Article V or Article VI above, such Option or SAR may be exercised by the Optionee at any time and from time to time by written notice to Avnet stating the number of shares of Stock with respect to which such Option or SAR is being exercised, accompanied (as to an Option exercise) by payment in full therefor as prescribed below and (as to an SAR exercise) by an instrument effecting surrender for termination of the relevant portion of the Option related thereto. As soon as practicable after receipt of such notice, Avnet shall, without requiring payment of any transfer or issue tax by the Optionee, deliver to the Optionee, at the principal office of Avnet (or such other place as Avnet may designate), a certificate or certificates representing the shares of Stock acquired upon such exercise; provided, however, that the date for any such delivery may be postponed by Avnet for such period as it may require, in the exercise of reasonable diligence (a) to register the shares of Stock so purchased (together with any part or all of the balance of the shares of Stock which may be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights) under the Securities Act of 1933, as amended, and/or to obtain the opinions of counsel referred to in clauses (B) and (E) of paragraph 7 below, and (b) to comply with the applicable listing requirements of any national securities exchange or with any other requirements of law. If any Optionee shall fail to accept delivery of all or any part of the shares of Stock with respect to which such Option or SAR is being exercised, upon tender thereof, the right of such Optionee to exercise such Option and the related SAR, or to exercise such SAR and the related Option, with respect to such unaccepted shares may, in the discretion of the Committee (in the case of an Option granted to an Eligible Employee) or the Board of Directors (in the case of an Option granted to a Non-Employee Director), be terminated. For purposes of this paragraph 3, payment upon exercise of an Option may be made (i) by check (certified, if so required by Avnet) in the amount of the aggregate exercise price of the portion of the Option being exercised, or (ii) in the form of certificates representing shares of Stock (duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by Avnet) having a Fair Market Value, at the date of receipt by Avnet of such certificates and the notice above mentioned, equal to or in excess of such aggregate exercise price, or (iii) by a combination of check and certificates for shares of Stock.

     4. Notwithstanding paragraph 3 of this Article VII, upon each exercise of an Option, the Optionee shall pay to Avnet an amount required to be withheld under applicable income tax laws in connection with such exercise. An Optionee may, in the discretion of the Committee and subject to any rules as the Committee may adopt (in the case of an Optionee who was an Eligible Employee on the date of grant), or in the discretion of the Board of Directors and subject to such rules as the Board of Directors may adopt (in the case of an Optionee who was a Non-Employee Director on the date of grant), elect to satisfy such obligation, in whole or in part, by having Avnet withhold shares of Stock having a Fair Market Value equal to the amount required to be so withheld. For purposes of the foregoing, the Fair Market Value of a share of Stock shall be its Fair Market Value on the date that the amount to be withheld is determined. An Optionee shall pay Avnet in cash for any fractional share that would otherwise be required to be withheld.

     5. The Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or continuance of membership on the Board of Directors, nor shall it interfere in any way with his or her right, or the Company's right, to terminate his or her employment at any time.

     6. No Optionee shall acquire or have any rights as a shareholder of Avnet by virtue of any Option or any SAR until the certificates representing shares of Stock issued pursuant to the exercise of such Option or SAR are delivered to such Optionee in accordance with the terms of the Plan.

     7. While it is Avnet's present intention to register under the Securities Act of 1933, as amended, the shares of Stock which may be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights


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granted under the Plan, nevertheless, any provisions in this Plan to the contrary notwithstanding, Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the exercise of any Option or any SAR unless (A)(i) such shares have at the time of such exercise been registered under the Securities Act of 1933, as amended, (ii) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under said Act, and (iii) there is available at the time of such exercise a prospectus containing certified financial statements and other information meeting the requirements of Section 10(a)(3) of said Act, or (B) Avnet shall have received from its counsel an opinion that registration of such shares under said Act is not required, (C) such shares are at the same time of such exercise, or upon official notice of issuance will be, listed on each national securities exchange on which the Stock is then listed, (D) the prior approval of such sale has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent in service of process in any State), and (E) Avnet shall have received an opinion from its counsel with respect to compliance with the matters set forth in clauses (A), (C), and (D) above.

                                  ARTICLE VIII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     1. In the event that the Stock shall be split up, divided or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Common Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term "Stock" as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split up, divided or otherwise reclassified or for which the Stock shall have been so exchanged; and the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or Stock Appreciation Rights then outstanding, shall be correspondingly adjusted. In the event that any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or Stock Appreciation Rights then outstanding, shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend.

     2. In the event that the Stock shall be split up, divided or otherwise reclassified or exchanged as provided in the preceding paragraph, the purchase price per share of Stock upon exercise of outstanding Options, and the aggregate number of shares of Stock with respect to which Options may be granted to any Optionee in any calendar year (as specified in paragraph 6 of Article V hereof), shall be correspondingly adjusted.

     3. Anything in this Article VIII to the contrary notwithstanding, in the event that, upon any adjustment made in accordance with paragraph 1 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Option or Stock Appreciation Right then outstanding shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes of the Plan and the Optionee holding such Option or SAR shall become entitled neither to purchase the same nor to receive cash or scrip in payment therefor or in lieu thereof.

                                   ARTICLE IX
                      AMENDMENT OR TERMINATION OF THE PLAN

     1. The Plan shall automatically terminate on November 21, 2009, unless it is sooner terminated pursuant to paragraph 2 below.

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     2. The Board of Directors may amend the Plan from time to time as the
Board may deem advisable and in the best interests of Avnet and may terminate the Plan at any time (except as to Options and Stock Appreciation Rights then outstanding hereunder); provided, however, that unless approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders of Avnet duly called and held for that purpose, no amendment to the Plan shall be adopted which shall (a) affect the composition or functioning of the Committee, (b) increase the aggregate number of shares of Stock which may be delivered pursuant to the exercise of Options and SARs, (c) increase the aggregate number of shares of Stock with respect to which Options may be granted to any Optionee during any calendar year, (d) decrease the minimum purchase price per share of Stock (in relation to the Fair Market Value thereof at the respective dates of grant) upon the exercise of Options, or (e) extend the ten year maximum period within which an Option is exercisable, or the period within which an SAR is exercisable, or the termination date of the Plan.

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